UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2014

URS Corporation
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

1-7567	94-1381538
(Commission File No.)	(IRS Employer Identification No.)

600 Montgomery Street, 26th Floor
San Francisco, California 94111-2728
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:   (415) 774-2700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

Effective with the beginning of our 2014 fiscal year, we realigned our Global Management and Operations Services Group, which was a component of our Energy & Construction Division in fiscal year 2013, under the operations and management of our Federal Services Division.  The realignment of this group consolidates the majority of our business with U.S. federal government agencies and national governments outside the U.S in our Federal Services Division.  We also realigned a portion of our facility construction, process engineering, and operations and maintenance services to the oil and gas industry among our Oil & Gas, Infrastructure & Environment, and Energy & Construction Divisions.  These changes are collectively referred to as the “Realignments.”

On July 11, 2014, we entered into a merger agreement with AECOM Technology Corporation (“AECOM”) pursuant to which AECOM has agreed to acquire URS, subject to the terms and conditions of the merger agreement.  As part of that agreement, AECOM is filing a registration statement on Form S-4, which will include a joint proxy statement of AECOM and URS and a prospectus of AECOM.  The Form S-4 will incorporate by reference the attached unaudited pro forma consolidated financial information based on the combination of URS and AECOM's historical financial statements.  We are required under Securities and Exchange Commission guidance to recast or reclassify our Form 10-K for the fiscal year ended January 3, 2014 to reflect the retrospective impact of the Realignments as if they had occurred for all periods presented in the financial statements.  To that end, we have attached as Exhibit 99.1 revised sections of our Form 10-K for the fiscal year ended January 3, 2014, which recasts and updates the following sections to reflect the Realignments for all periods presented:  Item 1. Business; Item 1A. Risk Factors; Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; Item 8, Consolidated Financial Statements and Supplementary Data, Note 9, “Goodwill and Intangible Assets,” and Note 16, “Segment and Related Information.”  In addition, we have included Note 21, “Subsequent Events (Unaudited),” to discuss the merger.  Note 18, “Condensed Consolidating Financial Information,” included within Item 8 of the original filing, has been omitted as the information included in this disclosure is provided to comply with Rule 3-10 of Regulation S-X but is not required by U.S. generally accepted accounting principles (“GAAP”).  We have not otherwise revised our disclosures to reflect events that have occurred since the date of the Annual Report.  Accordingly, except for the items identified above, the revised sections of our Form 10-K speak as of January 3, 2014, the date of the original filing, and any forward-looking statements represent management’s views as of the date of the original filing and should not be assumed to be correct as of any date thereafter.  The revised sections of our Form 10-K should be read in conjunction with our other filings made with the Securities and Exchange Commission subsequent to the date of the original filing.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits

23.1	Consent of Independent Registered Public Accounting Firm.
99.1	Revised Form 10-K for URS Corporation’s fiscal year ended January 3, 2014.
101.INS	XBRL Instance Document.
101.SCH	XBRL Taxonomy Extension Schema Document.
101.CAL	XBRL Taxonomy Extension Calculation Document.
101.DEF	XBRL Taxonomy Extension Definition Document.
101.LAB	XBRL Taxonomy Extension Label Document.
101.PRE	XBRL Taxonomy Extension Presentation Document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, URS Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URS CORPORATION

Dated: August 1, 2014	By:	/s/ Reed N. Brimhall
Reed N. Brimhall
Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm.
99.1	Revised Form 10-K for URS Corporation’s fiscal year ended January 3, 2014.
101.INS	XBRL Instance Document.
101.SCH	XBRL Taxonomy Extension Schema Document.
101.CAL	XBRL Taxonomy Extension Calculation Document.
101.DEF	XBRL Taxonomy Extension Definition Document.
101.LAB	XBRL Taxonomy Extension Label Document.
101.PRE	XBRL Taxonomy Extension Presentation Document.